EXHIBIT 21.1

Subsidiaries of The Kroger Co.

Name	State of Incorporation/Organization
Agri-Products, Inc.	Arkansas
Bluefield Beverage Company	Ohio
Country Oven, Inc.	Ohio
Dillon Companies, Inc.	Kansas
Also Doing Business As:
Baker’s Supermarkets	N/A*
City Market	N/A*
Dillon Food Stores	N/A*
Dillon Stores Division, Inc.	N/A*
Dillon Warehouse	N/A*
GHC Merchandise Distribution	N/A*
Gerbes Supermarkets	N/A*
Jackson Ice Cream Co.	N/A*
Jackson & Company	N/A*
King Soopers	N/A*
Sav-Mor	N/A*
Dotto, Inc.	Indiana
Drugs Distributors, Inc.	Indiana
Embassy International, Inc.	Ohio
Fred Meyer, Inc.	Delaware
Henke & Pillot, Inc.	Texas
Henpil, Inc. (Subsidiary of Rocket Newco, Inc.)	Texas
Inter-American Foods, Inc.	Ohio
Inter-American Products, Inc.	Ohio
J.V. Distributing, Inc.	Michigan
Kessel FP, L.L.C.	Michigan (limited liability company)
Kessel RCD, L.L.C.	Michigan (limited liability company)
Kessel Saginaw, L.L.C.	Michigan (limited liability company)
KRGP Inc.	Ohio
KRLP Inc.	Ohio
The Kroger Co. of Michigan	Michigan
Also Doing Business As:
The Apple Orchard Fruit Market	N/A*
Bi-Lo Discount Foods	N/A*
Kessel Pharmacies	N/A*
Kessel Food Markets	N/A*
World of Videos, Movies and Munch More	N/A*
Kroger Group Cooperative, Inc.	Ohio
Michigan Dairy, L.L.C.	Michigan (limited liability company)
Kroger Dedicated Logistics Co.	Ohio
Kroger Limited Partnership I	Ohio (limited partnership)
Also Doing Business As:
Foods Plus	N/A*
Hilander Food Stores	N/A*
JayC Food Stores	N/A*
Kentucky Distribution Center	N/A*
Kroger Kare Home Infusion	N/A*
Owen’s Supermarket	N/A*
The Pet Food Super Center	N/A*
The Petfood Place	N/A*
Peyton’s Southeastern	N/A*
Ruler Discount Foods	N/A*

Name	State of Incorporation/Organization
Kroger Limited Partnership II	Ohio (limited partnership)
Also Doing Business As:
Country Oven Bakery	N/A*
Crossroad Farms Dairy	N/A*
Indianapolis Bakery	N/A*
K. B. Specialty Foods	N/A*
Kenlake Foods	N/A*
Pace Dairy of Indiana	N/A*
Peyton’s Northern	N/A*
Winchester Farms Dairy	N/A*
Kroger Management Co.	Michigan
Kroger Texas L.P.	Ohio (limited partnership)
Also Doing Business As:
America’s Beverage Company	N/A*
Vandervoort’s Dairy Food Company	N/A*
MANUCO Incorporated	Ohio
One Holdings, Inc.	Delaware
Also Doing Business As:
Seven Holdings, Inc.	N/A*
Pace Dairy Foods Company	Ohio
Pay Less Super Markets, Inc.	Indiana
Peyton’s-Southeastern, Inc.	Tennessee
Also Doing Business As:
Peyton’s Mid-South Company	N/A*
Supermarket Merchandisers Co.	N/A*
Pontiac Foods, Inc.	South Carolina
Queen City Assurance, Inc.	Vermont
RJD Assurance, Inc.	Vermont
Rocket Newco, Inc.	Texas
Southern Ice Cream Specialties, Inc.	Ohio
Ten Holdings, Inc.	Delaware
Three Holdings, Inc.	Delaware
Topvalco, Inc.	Ohio
Two Holdings, Inc.	Delaware
Vine Court Assurance Incorporated	Vermont

Subsidiaries of Dillon Companies, Inc.

Dillon Real Estate Co., Inc.	Kansas
Junior Food Stores of West Florida, Inc.	Florida
Also Doing Business As:
Tom Thumb Food Stores	N/A*
Kwik Shop, Inc.	Kansas
Mini Mart, Inc.	Wyoming
Also Doing Business As:
Kwik Way Food	N/A*
Loaf ‘N Jug, Inc.	N/A*
Quik Stop Markets, Inc.	California
Royalty Enterprises, Ltd. (Subsidiary of Mini Mart, Inc.)	Colorado
THGP Co., Inc.	Pennsylvania
THLP Co., Inc.	Pennsylvania
Turkey Hill, L.P.	Pennsylvania (limited partnership)
Also Doing Business As:
Turkey Hill Dairy, Inc.	N/A*
Turkey Hill Minit Markets	N/A*

Name	State of Incorporation/Organization
Wells Aircraft, Inc. (Subsidiary of Dillon Real Estate Co., Inc.)	Kansas

Subsidiaries of Fred Meyer, Inc.

Fred Meyer Stores, Inc. (Subsidiary of Fred Meyer, Inc.)	Delaware
Also Doing Business As:
FM Fuel Stop	N/A*
CB&S Advertising Agency, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	Oregon
Distribution Trucking Company (Subsidiary of Fred Meyer Stores, Inc.)	Oregon
FM, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	Utah
FMJ, Inc.	Delaware
Fred Meyer (HK) Limited (Subsidiary of Fred Meyer Stores, Inc.)	Hong Kong
Fred Meyer Jewelers, Inc. (Subsidiary of Fred Meyer Stores, Inc.)	California
Also Doing Business As:
Littman Jewelers	N/A*
Barclay Jewelers	N/A*
Smith’s Food & Drug Centers, Inc. (Subsidiary of Fred Meyer, Inc.)	Delaware
Also Doing Business As:
Fry’s Food & Drug Stores	N/A*
Fry’s Marketplace	N/A*
Peyton’s Phoenix	N/A*
Richie’s, Inc. (Subsidiary of Smith’s Food & Drug Centers, Inc.)	Texas
Smith’s Beverage of Wyoming (Subsidiary of Smith’s Food & Drug Centers, Inc.)	Wyoming
Healthy Options Inc. (Subsidiary of Fred Meyer, Inc.)	Delaware
Also Doing Business As:
Postal Prescription Services	N/A*
Quality Food Centers, Inc. (Subsidiary of Fred Meyer, Inc.)	Washington
Hughes Markets, Inc. (Subsidiary of Quality Food Centers, Inc.)	California
Hughes Realty, Inc. (Subsidiary of Hughes Markets, Inc.)	California
Quality Food, Inc. (Subsidiary of Quality Food Centers, Inc.)	Delaware
Quality Food Holdings, Inc. (Subsidiary of Quality Food, Inc.)	Delaware
QFC Sub, Inc. (Subsidiary of Quality Food Holdings, Inc.)	Washington
Second Story, Inc. (Subsidiary of Quality Food Centers, Inc.)	Washington
Food 4 Less Holdings, Inc. (Subsidiary of Fred Meyer, Inc.)	Delaware
Ralphs Grocery Company (Subsidiary of Food 4 Less Holdings, Inc.)	Delaware
Also Doing Business As:

Name	State of Incorporation/Organization
Food 4 Less	N/A*
Foods Co.	N/A*
Cala Co. (Subsidiary of Ralphs Grocery Company)	Delaware
Bay Area Warehouse Stores, Inc. (Subsidiary of Cala Co.)	California
Bell Markets, Inc. (Subsidiary of Cala Co.)	California
Cala Foods, Inc. (Subsidiary of Cala Co.)	California
Crawford Stores, Inc. (Subsidiary of Ralphs Grocery Company)	California
Food 4 Less of Southern California, Inc. (Subsidiary of Ralphs Grocery Company)	Delaware
Alpha Beta Company (Subsidiary of Food 4 Less of Southern California, Inc.)	California
Food 4 Less GM, Inc. (Subsidiary of Alpha Beta Company)	California
Food 4 Less of California, Inc. (Subsidiary of Alpha Beta Company)	California
Food 4 Less Merchandising, Inc. (Subsidiary of Alpha Beta Company)	California
F4L L.P.	Ohio